Short-Term Investments	12 Months Ended
Dec. 31, 2019
Short-term Investments [Abstract]
Short-Term Investments
4.	SHORT-TERM INVESTMENTS

As of December 31, 2018, the balance of short-term investments was comprised of investments of various financial products from Chinese banks and wealth management companies, with variable return rate and with maturities between three months and one year. The Company classified these financial assets as held-to-maturity financial assets and recorded the assets at amortized cost, which approximates fair value. As of December 31, 2019, the Company collected the balance all short-term investments from Chinese banks and wealth management companies.

For the years ended December 31, 2019, 2018 and 2017, the Company earned interest income of $56,512, $103,687 and $nil, respectively, from the short-term investments.